Consolidated Statements of Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Revenues
Sales of goods		$ 0	$ 0
Total revenue		0	0
Cost of goods sold and operating Expenses
Cost of goods sold		0	0
Research and development	$ 3,994	3,773	6,658
General and administrative	4,356	2,879	5,846
Total operating expenses	8,350	6,652	12,504
Loss from operations	(8,350)	(6,652)	(12,504)
Other income (expense)
Loss on conversion of debt	(440)
Other income	0	113	0
Finance income	7	6	6
Finance costs	(58)	(28)	(20)
Operating lease interest expense	(3)	(15)	(19)
Loss before income taxes	(8,844)	(6,576)	(12,537)
Income tax provision (recovery)	0	0	0
Net loss	(8,844)	(6,576)	(12,537)
Attributable to: Net loss attributable to Nymox shareholders	$ (8,844)	$ (6,576)	$ (12,537)
Basic and diluted loss per share	$ (0.10)	$ (0.07)	$ (0.15)
Weighted average number of common shares outstanding	91,687,400	89,383	81,976